Exhibit (m)(vii) under Form N-1A
                                               Exhibit 1 under Item 601 Reg./S-K

                           Amendment #1 to EXHIBIT E
                                     to the
                               Distribution Plan

                            FEDERATED EQUITY FUNDS:
                         FEDERATED STRATEGIC VALUE FUND
                                 CLASS A SHARES

         This Amendment #1 to Exhibit E to the Distribution Plan was adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Strategic Value Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.


                                     FEDERATED EQUITY FUNDS

                                     By:    /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.
                                   EXHIBIT J
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                              FEDERATED ATLAS FUND
                                 CLASS A SHARES
         This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 1st day of March, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                           Amendment #1 to EXHIBIT J
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                        FEDERATED INTERCONTINENTAL FUND
                                 CLASS A SHARES
         This Amendment #1 to Exhibit J to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated InterContinental Fund held during the month.

         Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.
                                   EXHIBIT K
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                              FEDERATED ATLAS FUND
                                 CLASS C SHARES
         This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 1st day of March, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.
                                   EXHIBIT L
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                              FEDERATED ATLAS FUND
                                 CLASS K SHARES
         This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 1st day of March, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT M
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS A SHARES
         This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT N
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS C SHARES
         This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT O
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS K SHARES
         This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

         Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT P
                                     to the
                               Distribution Plan
                            FEDERATED EQUITY FUNDS:
                      FEDERATED CAPITAL APPRECIATION FUND
                       FEDERATED MARKET OPPORTUNITY FUND
                                 CLASS A SHARES
         This Exhibit P to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

         Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President